UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 15, 2007

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22446	95-3015862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

495A South Fairview Avenue Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (805) 967-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
 Officers; Compensatory Arrangements of Certain Officers.

As of October 15, 2007, Patrick Devaney, Senior Vice President of Global Sourcing, Production and Development of Deckers Outdoor Corporation (the “Company”), was no longer serving as an executive officer of the Company.  Effective January 1, 2008, Mr. Devaney will become the Company’s Chief of Sustainable Initiatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECKERS OUTDOOR CORPORATION

Date: October 18, 2007	/s/ ZOHAR ZIV
Zohar Ziv
Chief Financial Officer